                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 25, 1999 relating to the financial statements and financial statement schedule, which appears in COMFORCE Corporation's Annual Report on Form 10-K for the year ended December 31, 1998. We also consent to the references to us under the heading "Experts" in such Registration Statement.


                                       /s/ PricewaterhouseCoopers LLP

                                       PRICEWATERHOUSECOOPERS LLP



Melville, New York
March 9, 2001